UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 21, 2011

QUANTUM SOLAR POWER CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-52686	27-1616811
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

300-1055 West Hastings Street
Vancouver, BC	V6E 2E9
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (604) 681-7311

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS AND CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
CERTAIN OFFICERS.

Changes to Executive Officers

On September 21, 2011, Quantum Solar Power Corp. (the "Company”), appointed Steven Pleging, as the Company's President and Chief Executive Officer. Mr. Pleging is the Company's Chairman of the Company's Board of Directors. Daryl J. Ehrmantraut resigned as the Company's President and Chief Executive Officer in order to make room for Mr. Pleging's appointment. Mr. Ehrmantraut was appointed as the Company's Chief Operating Officer on September 21, 2011 and will continue to serve on the Company's Board of Directors. There were no disagreements between Mr. Ehrmantraut and the Company regarding any matter relating to the Company’s operations, policies or practices.

There were no changes to the compensation currently being paid to Messrs. Pleging or Ehrmantraut.

A copy of the news release to be disseminated by the Company is attached as an exhibit to this Current Report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number	Description of Exhibit
99.1	News Release dated September 26, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM SOLAR POWER CORP.

Date: September 23, 2011

By:	/s/ Steven Pleging

Steven Pleging
President and Chief Executive Officer